FORM 8-A

                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                DUQUESNE LIGHT COMPANY
                (Exact name of registrant as specified in its charter)

               Pennsylvania                               25-0451600
          ------------------------                -----------------------
          (State of incorporation                    (I.R.S. Employer
            or organization)                         Identification No.)

             411 Seventh Avenue
             Pittsburgh, PA                                  15219
          -----------------------                      -------------------
          (Address of principal                             (Zip Code)
            executive offices)

               If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

               If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

               Securities Act registration statement file number to which this form relates: 33-63602 (if applicable)
                              --------

               Securities to be registered pursuant to Section 12(b) of the
          Act:

                    Title of each                 Name of each exchange
                    class to be                   on which each class
                    so registered                 is to be registered
                    -------------                 ---------------------

                    __% Quarterly Interest        The New York Stock
                    Bonds Due ___, a tranche      Exchange, Inc.
                    of Duquesne Light Company's
                    First Collateral Trust
                    Bonds, Series E

               Securities to be registered pursuant to Section 12(g) of the
          Act:  None

          ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                    The securities to be registered hereby are the __%, Quarterly Interest Bonds Due __ (the "Bonds"), a tranche of the First Collateral Trust Bonds, Series E of Duquesne Light Company (the "Company"), a Pennsylvania corporation.

                    A description of the Bonds is contained in the Prospectus included in the Registration Statement on Form S-3 of Duquesne Light Company which was declared effective by the Securities and Exchange Commission on June 14, 1993, and will be supplemented by a Prospectus Supplement relating to the Bonds to be filed pursuant to Rule 424(b) under the Securities Act of 1933. Such description, as so supplemented, is incorporated herein by reference.

          ITEM 2.   EXHIBITS.
                    ---------

                    The Bonds described herein are to be listed on the New York Stock Exchange. Accordingly, the following exhibits required in accordance with Part II to the instructions as to exhibits to Form 8-A have been duly filed with the New York Stock Exchange.


           Exhibit   Description and Method of
           Number    Filing
           --------  -------------------------------

           1.1       *Registration Statement on Form  Previously filed as
                     S-3 filed by Duquesne Light      Registration
                     Company                          Statement No. 33-
                                                      63602

           4.1       *Restated Articles of            Exhibit 3.1 to the
                     Incorporation of the Company,    Company's Form 10-K
                     as amended to date               Annual Report for
                                                      the year ended
                                                      December 31, 1991

           4.2       *By-Laws of the Company, as      Exhibit 3.2 to the
                     amended to date                  Company's Form 10-K
                                                      Annual Report for
                                                      the year ended
                                                      December 31, 1996

           4.3       *Indenture of Mortgage and Deed  Exhibit 4.3 to
                     of Trust dated as of April 1,    Registration
                     1992, providing for the          Statement (Form S-3)
                     issuance of Mortgage Securities  No. 33-52782

           4.4       Supplemental Indentures
                     Supplementing said Indenture of
                     Mortgage and Deed of Trust


          -----------------------

          * Previously filed as indicated and incorporated herein by reference.

                     *Supplemental Indenture No. 1    Exhibit 4.4 to
                                                      Registration
                                                      Statement (Form S-3)
                                                      No. 33-52782

                     *Supplemental Indenture No. 2    Exhibit 4.4 to
                     through Supplemental Indenture   Registration
                     No. 4                            Statement (Form S-3)
                                                      No. 33-63602

                     *Supplemental Indenture No. 5    Exhibit 4.6 to the
                     through Supplemental Indenture   Company's Form 10-K
                     No. 7                            Annual Report for
                                                      the year ended
                                                      December 31, 1993

                     *Supplemental Indenture No. 8    Exhibit 4.6 to the
                     and Supplemental Indenture No.   Company's form 10-K
                     9                                Annual Report for
                                                      the year ended
                                                      December 31, 1994

                     *Supplemental Indenture No. 10   Exhibit 4.4 to the
                     through Supplemental Indenture   Company's Form 10-K
                     No. 12                           Annual Report for
                                                      the year ended
                                                      December 31, 1995

                     *Supplemental Indenture No. 13   Exhibit 4.3 to the
                                                      Company's Form 10-K
                                                      Annual Report for
                                                      the year ended
                                                      December 31, 1996

                     *Supplemental Indenture No. 14   Exhibit 4.4 to the
                                                      Company's Form 10-K
                                                      Annual Report for
                                                      the year ended
                                                      December 31, 1997

           4.5       Form of Bond                     Filed herewith


           ----------------------

           * Previously filed as indicated and incorporated herein by reference.

                                      SIGNATURE

                    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             DUQUESNE LIGHT COMPANY
                                                  (Registrant)



          April 3, 1998                     By: /s/ Donald J. Clayton
                                                ------------------------
                                                Name: Donald J. Clayton
                                                Title: Vice President and
                                                        Treasurer

                               EXHIBIT INDEX


       Exhibit               Description
       -------               -----------

         4.5                 Form of Bond